UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2003

Palm, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-29597	94-3150688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. McCarthy Blvd., Milpitas CA	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 503-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

c.	Exhibits

Exhibit No.	Description

5.1(a)	Legal opinion with respect to 1,200,000 shares issued under registrant’s Registration Statement on Form S-3 (Registration No. 333-84738)

5.1(b)	Legal opinion with respect to 1,200,000 shares issued under registrant’s Registration Statement on Form S-3 (Registration No. 333-84738)

23.1	Consent of Gray Cary Ware & Freidenrich LLP (See Exhibit 5.1(a))

23.2	Consent of Gray Cary Ware & Freidenrich LLP (See Exhibit 5.1(b))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Palm, Inc.

Date: September 3, 2003	By:	/s/ JUDY BRUNER

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1(a)	Legal opinion with respect to 1,200,000 shares issued under registrant’s Registration Statement on Form S-3 (Registration No. 333-84738)

5.1(b)	Legal opinion with respect to 1,200,000 shares issued under registrant’s Registration Statement on Form S-3 (Registration No. 333-84738)

23.1	Consent of Gray Cary Ware & Freidenrich LLP (See Exhibit 5.1(a))

23.2	Consent of Gray Cary Ware & Freidenrich LLP (See Exhibit 5.1(b))